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                                  UNITED STATES

                        SECURITIES & EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                                February 14, 2002

                                INTERLIANT, INC.
                                ----------------

             (Exact name of registrant as specified in its charter)



         Delaware                     0-26115                     13-3978980
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
    of incorporation)               File Number)             Identification No.)

        Two Manhattanville Road
           Purchase, New York                                    10577

               (Address of principal executive offices) (Zip Code)

                                 (914) 640-9000
                                 --------------
              (Registrant's telephone number, including area code)


ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(c) The following document is furnished as an exhibit to this report:

Exhibit                                                               Page
Number                        Description                            Number
-------              --------------------------------                ------
 99.1                Press Release of the Registrant
                     dated February 14, 2002


ITEM 9. REGULATION FD DISCLOSURE

Interliant, Inc. issued a press release on February 14, 2002 announcing its fourth quarter and year-end 2001 results. The text of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Interliant, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2002

                                INTERLIANT, INC.

                      By: /s/ Bruce S. Klein
                          --------------------------------
                          Bruce S. Klein
                          Senior Vice President and
                          General Counsel